                                                                    EXHIBIT 10.2


                         AMENDED AND RESTATED EXHIBIT A

                     LIST OF PARTNERS AND CONTRIBUTED ASSETS
                REVISED FOR EXERCISE OF IPO OVERALLOTMENT OPTION
                            AS OF SEPTEMBER 26, 2003


                                                                                              AGREED VALUE     COMMON      COMMON
                                                                                             OF CONTRIBUTED PARTNERSHIP  PERCENTAGE
                                          INITIAL CONTRIBUTED ASSET        CASH CONTRIBUTION     ASSET         UNITS      INTEREST
PARTNERS:

GENERAL PARTNER:
     Ashford OP General Partner LLC          None                               None             N/A             None        None

LIMITED PARTNERS:
     Ashford OP Limited Partner LLC    Cash, Holtsville property, services
                                          Public shares 22,336,478 @ $9.00   $201,028,302    $201,028,302     22,336,478
                           Overallotment - Public shares 1,734,072 @ $9.00     15,606,648      15,606,648      1,734,072
                                  Friends & family shares 163,522 @ $.8.37      1,368,679       1,368,679        163,522
                                            Bennett shares 500,000 @ $8.37      4,185,000       4,185,000        500,000
                                         Holtsville shares 216,634 @ $9.00                      1,949,706        216,634
                                         Underwriter shares 65,024 @ $9.00                        585,216         65,024
                                            Director shares 25,000 @ $9.00                        225,000         25,000
                                           Employee shares 650,300 @ $9.00                      5,852,700        650,300
                            Overallotment - Employee shares 39,017 @ $9.00                        351,153         39,017
                                                                            -----------------------------------------------
                                                                             $222,188,629    $231,152,404     25,730,047   81.9742%
     Remington Suites Austin, L.P.           Embassy Suites Austin             None           $ 8,673,750        963,750    3.0704%
                                             9505 Stonelake Blvd.
                                             Austin, TX
     Remington Suites Dallas, L.P.           Embassy Suites Dallas             None           $ 5,956,875        661,875    2.1087%
                                             14021 Noel Road
                                             Dallas, TX
     Remington Suites Dulles, L.P.           Embassy Suites Dulles             None          $ 12,076,875      1,341,875    4.2751%
                                             2339 Centreville Road
                                             Herndon, VA
     Remington Suites Las Vegas, L.P.        Embassy Suites Las Vegas          None          $ 13,008,753      1,445,417    4.6050%
                                             4315 Swenson Street
                                             Las Vegas, NV


     Chicago Illinois Hotel Limited          Radisson Hotel Covington          None           $ 1,980,000        220,000    0.7010%
           Partnership                       668 West Fifth Street
                                             Covington, KY
     Ashford Financial Corporation           Asset Management and Consulting   None           $ 9,225,000      1,025,000    3.2656%
                                             Agreements*

         * There are eight Asset Management and Consulting Agreements, each between Ashford Financial Corporation and a hotel management company. Under these eight agreements, Ashford Financial Corporation provides asset management and consulting services to 27 hotels managed under contract with the eight management companies. Each of the Asset Management and Consulting Agreements is described below:

                                                                          EXPIRATION DATE OF
                        MANAGER                                         MANAGEMENT AGREEMENT(1)            PROPERTY
              Remington Hospitality, Inc                                   October 26, 2020          Alexandria Sheraton
                                                                           October 11, 2009          Annapolis Historic
                                                                           October 26, 2020          Beverly Hills Ramada
                                                                           June 3, 2011              Coral Gables Holiday Inn
                                                                           October 26, 2020          Ft. Worth Radisson
                                                                           May 31, 2011              Key West -- Crowne Plaza
                                                                           October 26, 2020          Woburn Radisson

              Remington Indianapolis Employers Corporation                 October 26, 2020          Indy Airport -- Radisson
                                                                           October 26, 2020          Indy Circle -- Radisson

              Remington Milford Hotel Employers  Corporation               April 26, 2008            Hyannis Ramada

              Remington Suites Hotel Corporation                           October 25, 2020          Houston Embassy





--------
(1) These expiration dates represent the initial expiration dates without giving effect to any extensions.

                                                                          EXPIRATION DATE OF
                        MANAGER                                         MANAGEMENT AGREEMENT(1)            PROPERTY

              Remington Employers Corporation
                                                                             May 6, 2009             Commack Howard Johnson
                                                                             October 6, 2008         Dallas Best Western
                                                                             March 3, 2008           Falmouth Square Inn
                                                                             March 1, 2009           Gull Wings Suites
                                                                             October 26, 2020        Milford Radisson
                                                                             March 17, 2008          Rockland Radisson
                                                                             May 16, 2009            Saddlebrook Radisson
                                                                             September 1, 2009       St. Petersburg Hilton
                                                                             November 30, 2007       Warner Robins Ramada
                                                                             May 13, 2009            Westbury Howard Johnson
                                                                             May 2, 2009             Woburn Four Points

              Remington Employers Management Corporation                     May 31, 2010            West Palm Beach Embassy Suites
                                                                             July 13, 2008           Minnetonka Sheraton
                                                                             October 26, 2020        Nassau Bay Hilton

              Remington Orlando Management Corporation                       January 31, 2008        Sheraton Orlando

              Remington Ventura Employers Corporation                        December 31, 2008       Ventura Marriott